SAIC® TO ACQUIRE ENGILITY

September 10, 2018

SAIC®
Redefining Ingenuity

Forward-Looking Statement

Certain statements in this written communication contain or are based on “forward-looking” information within the meaning of the Private Securities Litigation Reform Act of 1995 that involves risks and uncertainties concerning the proposed transaction between SAIC and Engility, SAIC’s and Engility’s expected financial performance, and SAIC’s and Engility’s strategic and operational plans. In some cases, you can identify forward-looking statements by words such as “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” and similar words or phrases. Forward-looking statements in this written communication include, among others, statements regarding benefits of the proposed acquisition (including anticipated future financial operating performance and results), estimates of future revenues, operating income, earnings, earnings per share, charges, backlog, outstanding shares and cash flows, as well as statements about future dividends, share repurchases and other capital deployment plans. These statements reflect our belief and assumptions as to future events that may not prove to be accurate. Actual performance and results may differ materially from the forward-looking statements made in this written communication depending on a variety of factors, including: the possibility that the transaction will not close or that the closing may be delayed; the possibility that SAIC or Engility may be unable to obtain stockholder approval as required for the transaction or that the other conditions to the closing of the transaction may not be satisfied; the risk that Engility will not be integrated successfully into SAIC following the consummation of the acquisition and the risk that revenue opportunities, cost savings, synergies and other anticipated benefits from the merger may not be fully realized or may take longer to realize than expected, diversion of management’s attention from normal daily operations of the business and the challenges of managing larger and more widespread operations resulting from the acquisition, difficulties in entering markets in which we have previously had limited direct prior experience, the potential loss of customers and other business partners following announcement of the acquisition, our ability to obtain financing on anticipated terms, compliance with new bank financial and other covenants, assumption of the known and unknown liabilities of the acquired company, recordation of goodwill and nonamortizable intangible assets subject to regular impairment testing and potential impairment charges, incurrence of amortization expenses related to certain intangible assets, assumption that we will enjoy material future tax benefits acquired in connection with the acquisition, developments in the U.S. government defense and intelligence community budgets, including budget reductions, implementation of spending cuts (sequestration) or changes in budgetary priorities; delays in the U.S. government budget process or approval to raise the U.S. debt ceiling; delays in the U.S. government contract procurement process or the award of contracts; delays or loss of contracts as result of competitor protests; changes in U.S. government procurement rules, regulations and practices; our compliance with various U.S. government and other government procurement rules and regulations; governmental reviews, audits and investigations of our company; our ability to effectively compete and win contracts with the U.S. government and other customers; our ability to attract, train and retain skilled employees, including our management team, and to retain and obtain security clearances for our employees; our ability to accurately estimate costs associated with our firm-fixed-price and other contracts; cybersecurity, data security or other security threats, systems failures or other disruptions of our business; resolution of legal and other disputes with our customers and others or legal or regulatory compliance issues, including in relation to the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement; our ability to effectively deploy capital and make investments in our business; our ability to maintain relationships with prime contractors, subcontractors and joint venture partners; our ability to manage performance and other risks related to customer contracts; the adequacy of our insurance programs designed to protect us from significant product or other liability claims; our ability to declare future dividends based on our earnings, financial condition, capital requirements and other factors, including compliance with applicable laws and contractual agreements; and our ability to execute our business plan and long-term management initiatives effectively and to overcome these and other known and unknown risks that we face. These are only some of the factors that may affect the forward-looking statements contained in this written communication. You should be aware that new factors may emerge from time to time and it is not possible for us to identify all such factors, nor can we predict the impact of each such factor on the proposed transaction or the combined company. For further information concerning risks and uncertainties associated with our business, please refer to the filings on Form 10-K, 10-Q and 8-K that we or Engility make from time to time with the SEC, including the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Legal Proceedings” sections of our and Engility’s Annual Report on Form 10-K which may be viewed or obtained through the Investor Relations section of our web site at www.saic.com or Engility’s web site at www.engility.com.

All information in this written communication is as of the date hereof. SAIC and Engility expressly disclaims any duty to update any forward-looking statement provided in this written communication to reflect subsequent events, actual results or changes in SAIC’s or Engility’s expectations. SAIC and Engility also disclaims any duty to comment upon or correct information that may be contained in reports published by investment analysts or others.

SAIC®
Redefining Ingenuity

No Offer or Solicitation

This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

In connection with the proposed acquisition of Engility, SAIC will file with the SEC a registration statement on Form S-4 to register the shares of SAIC common stock to be issued in connection with the merger. The registration statement will include a joint proxy statement/prospectus which will be sent to the shareholders of SAIC and Engility seeking their approval of the proposed transaction.

We urge investors and security holders to read the registration statement on Form S-4, the joint proxy statement/prospectus included within the registration statement on Form S-4, and any other relevant documents filed or to be filed with the sec in connection with the proposed transaction because these documents do and will contain important information about SAIC, Engility, and the proposed transaction.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from SAIC at its website, www.saic.com, or from Engility at its website, www.engility.com.

Participants in Solicitation

SAIC, Engility, and their respective directors, executive officers, and other employees may be deemed to be participants in the solicitation of proxies from the stockholders of SAIC and Engility in connection with the proposed transaction. Information about SAIC's executive officers and directors is set forth in its Annual Report on Form 10-K, which was filed with the SEC on March 29, 2018 and its proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on April 25, 2018. Information about Engility's executive officers and directors is set forth in its Annual Report on Form 10-K, which was filed with the SEC on March 2, 2018, and the proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on April 13, 2018. Investors may obtain more detailed information regarding the direct and indirect interests of SAIC, Engility, and their respective executive officers and directors in the transaction by reading the preliminary and definitive joint proxy statement/prospectus regarding the transaction, which will be filed with the SEC.

SAIC® Redefining Ingenuity

SAIC and Engility: A Compelling Combination

SAIC and Engility have entered into an agreement whereby SAIC will acquire Engility, uniting two leading government services providers

The transaction is valued at approximately $2.5 billion (~$2.25 billion net of the present value of tax assets)*

STRATEGIC INTENT

Combines two leading government service providers, with highly complementary capabilities, customers, and cultures

Accelerates both companies' long term strategies, creating market sub-segment scale in strategic business areas of national interest

Enhances shareholder value through improved cash flow and margin profile driven by cost synergies and increased growth from greater customer access with more competitive and differentiated solutions

*Based on closing price of SAIC stock on September 7, 2018, and includes anticipated Engility net debt of $0.9B at closing

SAIC® Redefining Ingenuity

SAIC and Engility: The second largest independent technology integrator in government services



$10.4
$6.5
$1.9
$4.6
$6.3
$4.6
$4.5
$4.2
$1.9
$1.8
leidos
SAIC
+
ENGILITY
Booz | Allen | Hamilton
SAIC
CACI
EVER VIGILANT
perspecta
ENGILITY
ManTech
International Corporation

Last Twelve Months (LTM) as of the end of the second quarter of fiscal year 2019 for SAIC (August 3, 2018) and fiscal year 2018 for Engility (June 29, 2018), or the last reported quarter of peer companies
Source: Company filings

SAIC
Redefining Ingenuity

SAIC and Engility: Complementary Customer Access / Capabilities

Increased customer access and differentiated capabilities, driving opportunities to enhance growth

SAIC		ENGILITY
	COMPLEMENTARY CUSTOMERS	
U.S. Army	Other Defense Agencies	Space / U.S. Air Force
U.S. Navy	Other Federal Civilian Agencies	Classified / Intel
NASA	Dept. of Transportation	Asset Forfeiture / FSA
	COMPLEMENTARY CAPABILITIES	
Enterprise IT Expertise	Systems Engineering / Mission Support	Intel Analysis
Logistics		Launch Support
Training and Simulation		High Performance Computing

SAIC Redefining Ingenuity

Pro Forma

SAIC ENGILITY

WE ARE REDEFINING INGENUITY®

SAIC® is a technology integrator, primarily supporting the government services market. We provide technology and engineering solutions, specializing in information technology, platform integration, training and simulation, intelligence, and mission expertise. We like to say we are redefining ingenuity because we see things differently from others in our industry. With deep experience in numerous domains, we have a unique understanding of our customers' mission challenges and innovative ways to address them.

SAIC
Redefining Ingenuity



1%
OTHER
28%
FEDERAL CIVILIAN
16%
INTELLIGENCE
$6.5B*
Pro Forma
SAIC Customer Mix
55%
DEPARTMENT OF DEFENSE

*SAIC LTM ENDING 8/3/18
ENGILITY LTM ENDING 6/29/18

LOCATIONS



DC. METRO AREA
7,000+ employees
500+ employees

SAIC and Engility also have employees deployed internationally in support of our customers' missions.

- #5 Government Tech Contractor* — **Washington Business Journal**
- #26 Top 100** — **Defense News**
- #8 Federal Government Contractor*** — **Washington Technology**

* Pro Forma ranked by Washington D.C. metro area employees
** Pro Forma ranked by defense revenue
*** Pro Forma ranked by Federal Government Contracts

HEADQUARTERS
12010 Sunset Hills Road
Reston, VA 20190

CEO
Tony Moraco

NYSE TICKER
SAIC

SAIC.COM

CONNECT

WHO WE ARE, WHAT WE DO, AND WHOM WE SERVE

UNITING TWO LEADING TECHNOLOGY INTEGRATORS

The combination of these two complementary businesses will accelerate SAIC's growth strategy into key markets, enhance its competitive position and provide significant financial benefits. Engilitys' market-leading expertise in next-generation systems engineering and integration services, particularly among space, federal, and intelligence customers will augment SAIC's strong mission, engineering and enterprise IT offerings.

OUR CAPABILITIES

SAIC Capabilities

- Systems Engineering and Integration
- Cyber and Cloud
- IT Modernization
- Mission/Ops Support
- Readiness and Training
- Logistics and Platforms

Engility Capabilities

- Systems Engineering and Integration
- Cyber
- Enterprise Modernization
- Mission/Ops Support
- Readiness and Training
- High Performance Computing

OUR VISION

Be the premier technology integrator in our market by making a profound difference supporting our customers' missions, engaging the best talent in industry, and providing strong shareholder returns.

OUR CORE VALUES

Integrity
Mission Understanding
Empowerment
Creativity

23,000+ EMPLOYEES

69% HOLD A SECURITY CLEARANCE

6,000+ VETERANS

$6.5B+ REVENUE

~90% PRIME CONTRACTS

3,000+ CONTRACT VEHICLES

SAIC and Engility: Attractive Pro Forma Financial Profile


REVENUE
ADJUSTED EBITDA MARGIN(1)
FREE CASH FLOW(1)
$4.6B
$6.5B
7.2%
9.0%(2)
$207M
$375M+(2)
SAIC
SAIC + ENGILITY
SAIC
SAIC + ENGILITY
SAIC
SAIC + ENGILITY

$6.5B government services market leader with attractive margin profile and enhanced free cash flow

Note: SAIC and combined company revenue and adjusted EBITDA margin are last twelve months from each company's last reported quarter end.

(1) Adjusted EBITDA margin, pro-forma adjusted EBITDA margin, and free cash flow are non-GAAP measures and are reconciled in the appendix of this presentation.

(2) Includes projected run-rate net cost synergies of $75M.

Available Resources

Employee & Manager Communication

ISSAIC

SAIC News & Frontline

Calls & Meetings

SAIC.com/investors

STAY FOCUSED

STAY INFORMED

STAY ENGAGED

SAIC
Redefining Ingenuity

Business As Usual Until Close

Announcement
September 2018

We remain separate

Expected Close
Early 2019

- We are committed to the employees of SAIC and Engility. The <u>**vast majority**</u> of employees will not be impacted by this transaction and how they serve their customers.
- Until close, we will operate as two separate companies.
- Do not share confidential information or change normal business practices.
- We appreciate our customers and the relationships we have built. This does not diminish the relationship but actually will enhance it with improved capabilities and greater reach back into a larger organization.
- We will continue to be led by CEO Tony Moraco and be headquartered in Reston, Virginia.
- As things progress, we will get more information to you, as appropriate due to legal concerns/sensitivities.

Same Leaders & Reporting Schedule

Same Benefits & Nov. Open Enrollment

Same PTO & 401(k) Plans

SAIC
Redefining Ingenuity

SAIC and Engility: Key Next Steps

Remain Focused on Serving your Customers and Your Team
Business as Usual

Commencement of Transition and Integration Planning

Regular Communications Cadence via internal channels and
AcquisitionInfo@saic.com

SAIC and Engility Shareholder Votes

Expected Transaction Close SAIC FY19 Q4 (Ending February 1, 2019)

SAIC®
Redefining Ingenuity